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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 25, 1995
                                                --------------------------

                              Cytogen Corporation
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             (Exact name of registrant as specified in its charter)




     Delaware                      1-14879                      22-2322400
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     (State or other            (Commission                   (IRS Employer
     jurisdiction of             File No.)                 Identification No.)
     incorporation)




            600 College Road East, CN 5308, Princeton, NJ 08540-5308
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (609) 987-8200
                                                   ----------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         -------------

      On September 25, 1995, Cellcor, Inc. ("Cellcor") issued the press release attached hereto as Exhibit 99. Cytogen Corporation ("Cytogen") and Cellcor are parties to an Agreement and Plan of Merger dated June 15, 1995, as amended, pursuant to which Cellcor will merge with and into a wholly-owned subsidiary of Cytogen, whereupon the separate corporate existence of Cellcor will cease. On September 13, 1995, Cytogen filed a Registration Statement on Form S-4 (Registration No. 33-62617) under the Securities Act of 1933, as amended, covering shares of Cytogen common stock, par value $.01 per share, to be issued to Cellcor stockholders in the merger and in a related subscription offering.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c) Exhibits:

             99 Press release issued by Cellcor, Inc. on September 25, 1995.


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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           CYTOGEN CORPORATION



                           By:     /s/ Thomas J. McKearn
                                -----------------------------------
                              Thomas J. McKearn
                              Chief Executive Officer and President



Date:  September 27, 1995


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                               INDEX TO EXHIBITS

Exhibit No.    Description                                                  Page
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   99        Press release issued by Cellcor, Inc.                             5
             on September 25, 1995.



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